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                                                   Exhibit 10(y)


  SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS BENEFITS AND FEES

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Description of        Eligible Positions         Amount/Schedule
   Benefit


Automobile      Chief Executive Officer        $1,500/month
Allowance       Chief Operating Officer        $1,300/month
                Division Presidents and        $1,100/month
                  Executive Vice Presidents
                Senior Vice Presidents         $1,000/month


Club            Chief Executive Officer,       Dues  approved   at
Membership(1)     Chief Operating Officer,     discretion of CEO
                  Division Presidents and
                  Executive Vice Presidents

                Senior Vice Presidents         Dues  approved   at
                                               discretion of Executive
                                               Vice  Presidents


Sprint Long-    Board of Directors             $6,000/year
Distance                                       (continues after
Telephone                                      retirement  for  up
Service(1)                                     to 120 months)

                Chief Executive Officer,       Unlimited (continues
                  Chief Operating Officer,     after retirement)
                  Division Presidents,
                  Executive and Senior
                  Vice Presidents


Sprint PCS      Board of Directors             $2,000/year
Service(1)                                     Use of PCS handsets


Miscellaneous   Chief Executive Officer and    $15,000/year
services          Chief Operating Officer
(e.g.,          Division Presidents and        $12,000/year
investment/tax    Executive Vice Presidents
counseling,     Senior Vice Presidents         $10,000/year
income tax
preparation,
estate
planning)(1)


Disability      Chief Executive Officer,       52 weeks at full
                  Chief Operating Officer,       base pay
                  Division Presidents,
                  Executive and Senior Vice
                  Presidents

(1) Sprint reimburses for income taxes associated with these benefits.

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Description of        Eligible Positions         Amount/Schedule
   Benefit


Separation      Chief Executive Officer,        Less  than 5 years' services:
                  Chief Operating Officer,        17 weeks' salary
                  Division Presidents,             continutation
                  Executive and Senior          5 to 10 years' service
                  Vice Presidents (unless         35 weeks' salary
                  otherwise provided in an          continuation
                  individual agreement          11 to 18 years' service
                  with an officer)               43 weeks' salary
                                                   continuation
                                                 More than 19 years' service:
                                                   1 year salary continuation

Fees             Board of Directors              Annual retainer - $40,000/year

                                                 Meeting Fee - $1,250/meeting

                                                 Committee Meeting Fee - $1,000/
                                                                         meeting


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